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                                                                   EXHIBIT 11a

                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 8 to the Registration Statement of Schwab Capital Trust on Form N-1A (Nos. 33-62420 and 811-07704) under the Securities Act of 1933, as amended.

                                                              /s/ Ropes & Gray
                                                              Ropes & Gray

Washington, D.C.
March 4, 1996